IRWIN FAMILY LIMITED PARTNERSHIP                                   EXHIBIT 10.41

                                     WARRANT

                                (PHARMCHEM, INC.)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE; THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN CONTRAVENTION OF THE SECURITIES ACT OR APPLICABLE STATE LAWS.

37,500 SHARES COMMON STOCK                                        JUNE 30, 2003

THIS CERTIFIES THAT, for value received, Irwin Family Limited Partnership ("Warrant Holder"), or registered assigns, has the right to purchase from PHARMCHEM, INC. (the "Company"), prior to September 21, 2006 (the "Expiration Date"), up to the number of shares of the Common Stock of the Company set forth above ("Shares") at US $0.29 per share ("Warrant Price").

         1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2.       Restrictions on and Registration of Transfers and Exchanges.

                  (a) The Warrant shall be exercisable and transferable only under circumstances such that the exercise and/or transfer is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities law. By acceptance hereof, the Warrant Holder agrees to comply with the 1933 Act and such state securities law. The Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of the Warrant as provided in Section 2(b) below.

                  (b) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

                  (c) This Warrant is exchangeable upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more

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IRWIN FAMILY LIMITED PARTNERSHIP

New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange, but reference shall be made to the original date of the issuance of the Warrant.

         3.       Duration and Exercise of Warrants.

                  (a) This Warrant shall be exercisable by the registered Warrant Holder on any business day before 5:00 P.M., Central time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                  (b) Subject to Sections 2(b), 4 and 11, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 4600 Beach Street, Haltom City, Texas 76137, Attn: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Warrant Holder, and upon payment of the Warrant Price multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks in New York Clearing House Funds, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three (3) business days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment (in the manner set forth above) of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased unless the exercise of such Warrant is made pursuant to the cashless exercise provision of Section 3(d) hereof. Notwithstanding the foregoing, the Company shall not be required to issue any Shares unless the Company has determined that the issuance of Shares does not violate the 1933 Act or any applicable state securities law.

                  (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for all or a portion of the number of Warrant Shares available under the Warrant. If this Warrant is exercised at any time for less than all of the Warrant Shares which may be purchased under this Warrant, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  (d) In lieu of exercising this Warrant pursuant to subsections 3(a)-(c) above, the Warrant Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Warrant

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IRWIN FAMILY LIMITED PARTNERSHIP

Holder a number of shares of the Company's Warrant Stock (rounded down to the nearest whole number) computed using the following formula:

                                   X = Y (A-B)/A

                  Where

                        X = the number of shares of Common Stock to be issued to the Holder;

                        Y = the number of shares of Common Stock purchasable under this Warrant or the portion thereof being cancelled (at the date of such calculation);

                        A = the Fair Market Value (defined below) of one share of the Company's Common Stock; and

                        B = Warrant Price (as adjusted to the date of such calculation).

                  (e) "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                           (i)      if such stock is then quoted on the Nasdaq
National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                           (ii)     if such stock is publicly traded and is then
listed on a national securities market or exchange, its closing price on the date of determination on the principal national securities exchange on which the stock is listed or admitted to trading as reported in The Wall Street Journal;

                           (iii)    if such stock is publicly traded but is not
quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board of Directors of the Company may determine in good faith); or

                           (iv)     if none of the foregoing is applicable, Fair
Market Value shall initially be determined by the directors of the Company. If the Warrant Holder (the "Contesting Holder") notifies the Company within five
(5) days after receiving notification of the directors' determination of the fair market value of such stock that it objects to their determination of such fair market value, the Company and the Contesting Holder shall attempt to agree on the fair market value of such stock. In the event that the Company and the Contesting Holder fail to agree on the fair market value of such stock within fifteen (15) days after receipt by the Company of the objection notice referred to above, the Company and the Contesting Holder shall select an independent appraiser, who shall be a nationally recognized investment banking firm, to conduct an appraisal of such stock, which appraisal shall determine the fair market value (without making any discount for lack of transferability or minority interests) of such stock. If the Company and the Contesting Holder are unable to agree on the selection of an independent appraiser within fifteen (15) days after the commencement of such selection process, then an

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IRWIN FAMILY LIMITED PARTNERSHIP

independent appraiser meeting the specifications described above shall be selected by the President of the American Arbitration Association in the San Francisco, California metropolitan area. The independent appraiser shall then promptly conduct an appraisal to determine the fair market value of such stock. In such case, the fair market value shall be that as is determined by the appraiser. Such appraisal shall be paid for by the Company.

         4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Warrant Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it.

         6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Warrant Holder (taking into account the adjustments provided in Section 7). All Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company, other than (a) restrictions on transferability as may be applicable under federal and state securities laws; or (b) those created by the Warrant Holder.

         7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any class or series of Preferred Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, [x] the Warrant Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally

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IRWIN FAMILY LIMITED PARTNERSHIP

accepted accounting principals) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally accepted accounting principals) outstanding after such event and, [y] the number of Warrant Shares issuable upon exercise of this Warrant shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally accepted accounting principles) outstanding after such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally accepted accounting principles) outstanding before such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  (b) For the purposes of this Section 7, the following clauses shall also be applicable:

                           (i)      All calculations under this Section 7 shall
be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                           (ii)     No adjustment in the Warrant Price shall be
made if such adjustment would result in a change in the Warrant Price of less than $.01, provided that any such adjustments not made shall be carried forward and taken into account at the time of any subsequent adjustment in the Warrant Price.

                           (iii)    Whenever the Warrant Price is adjusted
pursuant to this Section 7, the Company shall promptly mail or cause to be mailed to each Warrant Holder a notice setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                           (iv)     All determinations with respect to
adjustments by the Company hereunder shall be made by the directors of the Company. If a Warrant Holder (a "Contesting Holder") notifies the Company within five (5) days after receiving notification of the directors' determination of such adjustment that it objects to their determination of such adjustment, the Company and the Contesting Holder shall attempt to agree on such adjustment. In the event that the Company and the Contesting Holder fail to agree on such adjustment within fifteen (15) days after receipt by the Company of the objection notice referred to above, the Company and the Contesting Holder shall select a nationally recognized investment banking firm to determine such adjustment. If the Company and the Contesting Holder are unable to agree on the selection of an investment banking firm within fifteen (15) days after the commencement of such selection process, then an investment banking firm meeting the specifications described above shall be selected by the President of the American Arbitration Association in the San Francisco, California metropolitan area. Such firm shall then promptly determine such adjustment and the adjustment shall be that so determined by the investment banking firm. The fees of such firm shall be paid for by the Company.

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IRWIN FAMILY LIMITED PARTNERSHIP

         8. Notice of Major Transactions. If, at any time while this Warrant is outstanding:

                  (a) the Company shall consolidate with or merge into any corporation; or

                  (b) the Company shall reclassify its outstanding shares of Common Stock (other than in a manner referred to in Section 7(a)); or

                  (c) there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property; or

                  (d) the Company shall sell substantially all of its assets in such a way that holders of Common Stock shall be entitled to receive other securities or property; or

                  (e) the Company shall distribute to all holders of Common Stock evidences of its indebtedness or assets (other than cash dividends) or rights or warrants to subscribe for or purchase any security; or

                  (f) the Company shall declare a dividend (or any other distribution) on its Common Stock in Common Stock; or

                  (g) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                  (h) the Company shall issue or cause to be issued to all holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock; or

                  (i) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  (j) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Warrant Holder at its last address as it shall appear in the Warrant Register, at least five (5) calendar days prior to the applicable record or effective date for such action or transaction, a notice stating (i) the date on which a record is to be taken for the purpose of such action, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the benefit of any such action is to be determined, or (ii) the date on which such transaction is expected to become effective or close, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such transaction; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         For the purposes of clauses (e), (f), (g) and (h) of this subsection, the Warrant Holder shall be entitled, upon exercise of the Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of such assets (or rights) which would have been payable to the

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IRWIN FAMILY LIMITED PARTNERSHIP

Warrant Holder or to participate in such transaction had such Warrant Holder been the holder of such shares of Common Stock on the record date for determination of stockholders entitled to such distribution or to participate in such transaction.

         9. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Warrant Price multiplied by such fraction or (b) round the number of Warrant Shares issuable, up to the next whole number of such shares.

         10. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern time) in the case of notices to the Warrant Holder or 4:30 p.m. (Central time) in the case of notices to the Company, in each case on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Eastern time) in the case of notices to the Warrant Holder or 4:30 p.m. (Central time) in the case of notices to the Company, in each case on any date and earlier than 11:59 p.m. (Eastern time) in the case of notices to the Warrant Holder or 11:59 p.m. (Central time) in the case of notices to the Company on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 4600 Beach Street, Haltom City, Texas 76137, Attn: Chief Financial Officer, or (ii) if to the Warrant Holder, to the Warrant Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Warrant Holder may provide to the Company in accordance with this Section 10.

         11.      Warrant Agent.

                  (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Warrant Holder, the Company may appoint a new warrant agent.

                  (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holder at the Warrant Holder's last address as shown on the Warrant Register.

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IRWIN FAMILY LIMITED PARTNERSHIP

         12.      Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Warrant Holder.

                  (b) Subject to Section 12(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  (f) This Warrant shall not entitle the Warrant Holder to any voting rights, preemptive rights or rights as a stockholder of the Company.

                  (g) Any amendment to this Warrant shall be in writing executed by the Company and the Warrant Holder.

                  (h) This Warrant is being issued pursuant to a Note and Warrant Purchase Agreement executed by the Company and the Warrant Holder and the holder of this Warrant is entitled to all rights set forth therein.

IN WITNESS WHEREOF, PharmChem, Inc. has caused this Warrant to be signed by its duly authorized officer as of the date above.

                                   PHARMCHEM, INC.

                                   By: /s/ David A. Lattanzio
                                       ----------------------------------

                                   Name: David A. Lattanzio

                                   Its: Vice President,
                                        Chief Financial Officer and
                                        Secretary

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IRWIN FAMILY LIMITED PARTNERSHIP

                             EXHIBIT "1" to WARRANT

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To PharmChem, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned ("Warrant Holder") hereby irrevocably elects to acquire _____________ shares of Common Stock (the "Shares"), $.001 par value per share, of PharmChem, Inc. and (check the applicable provision):

         ____ encloses herewith $________ in cash or certified or official bank check or checks in New York Clearing House funds, which sum represents the aggregate Warrant Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant;

                                       or

         ____ elects to acquire such shares of Common Stock pursuant to the cashless exercise provision (Section 3(d)) of the Warrant.

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                       TAX IDENTIFICATION NUMBER

                                                ________________________________

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

Dated: _________________, 200_     Name of Warrant Holder:

                                   (Print)_____________________________________

                                   (By:)_______________________________________
                                   (Name:)_____________________________________
                                   (Title:)____________________________________

                                   (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant)

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IRWIN FAMILY LIMITED PARTNERSHIP

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of PharmChem, Inc. Common Stock to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of PharmChem, Inc. with full power of substitution in the premises.

Dated:

_______________, 200_

                                   ____________________________________________
                                   (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant)

                                   ____________________________________________
                                   Address of Transferee
                                   ____________________________________________
                                   ____________________________________________
                                   ____________________________________________
                                   Social Security or Tax Identification Number

                                     - 10 -